Exhibit 99.1

Investor Presentation New York City, September 10-11, 2009 San Francisco, September 16-17, 2009

2 Safe Harbor Language Forward Looking Statements: This presentation contains forward-looking statements concerning Elixir Gaming within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the business of Elixir Gaming, its working capital requirements and future revenue and profitability. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to Elixir Gaming’s inability to place gaming machines at significant levels, whether the gaming machines placed generate the expected amount of net win, the ability of Elixir Gaming to acquire additional capital as and when needed, the ability of Elixir Gaming to collect revenue and protect its assets and those other risks set forth in Elixir Gaming’s annual report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 30, 2009, as amended on April 30, 2009, and our Form 10-Q for the three-months ended June 30, 2009 filed on August 14, 2009. Elixir Gaming cautions readers not to place undue reliance on any forward-looking statements. Elixir Gaming does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

3 Table of Contents Company Background Asian Gaming Opportunities Business Divisions Management Team Business Expansion Financial Information Investment Considerations

4 1. Company Background Elixir Gaming Technologies, Inc.'s (“Elixir Gaming”) primary business is the placement of gaming machines on a revenue share (participation) model in resorts, hotels, and other venues across emerging gaming markets in the Asia Pacific region. Under new and experienced management, Elixir Gaming has undergone an extensive repositioning and streamlining of its business operations over the past nine months and is poised for rapid expansion. Melco Group holds 39.84% interest in Elixir Gaming. Melco Group owns gaming, hotel and resort properties such as City of Dreams (http://www.cityofdreamsmacau.com), Altira Macau (http://www.altiramacau.com), and Mocha (http://www.mochaclubs.com) in Macau. Elixir Gaming is a publicly-traded company in the U.S. on the NYSE Amex under the stock symbol “EGT”.

5 2. Asian Gaming Opportunities Success of Macau has catalyzed several Asian countries to expand their tourism offerings to stimulate local economies through gaming establishments. Emerging gaming markets are significantly under-penetrated by gaming machines in comparison to established markets. Philippines has ~13,800 people per gaming machine, compared to ~110 in Australia and ~370 in the U.S. Asian market gaming growth is driven by emerging affluent and middle classes with strong propensity for gaming. Undeveloped markets with forecasts for economic growth Asian hotel owners have a growing appreciation for the superior value proposition of introducing gaming at their venues.

6 3. Business Divisions 3.1 Gaming Participation Business (Core Business Division) Elixir Gaming’s gaming participation business operates under the participation model, a recurring revenue model which provides significant leverage for revenue, margin, and net income improvements. Participates at net WUD (win per unit per day) level thereby minimizing cash operating costs Average revenue share approximately 22% Identifies and secures long-term contracts (typically 5 years) with venue owners and places gaming machines and systems from leading manufacturers (Aristocrat, IGT, Bally, Intrablock, Jumbo) Owns all gaming devices and for certain venues gaming machine data Monitors machines and optimizes game floor performance Net WUD collected from venue owners on periodic basis ranging from daily to monthly, dependant on individual contract terms Pro forma scenarios: Gaming Machine Seats on Participation (1) 1,500 2,000 2,500 Elixir Gaming Revenue Share 22% 22% 22% Average WUD @ $100 (2) Annual Revenues (in millions) $12.0 $16.1 $20.1 Average WUD @ $125 (2) Annual Revenues (in millions) $15.1 $20.1 $25.1 (1) Gaming machine seats in operation on participation as of September 9, 2009 was 1,186. (2) Reported average consolidated WUD for the second quarter 2009 period was $95.

7 3. Business Divisions 3.1 Gaming Participation Business Elixir Gaming has established operations in the Philippines and Cambodia, and is exploring opportunities to expand into other markets in the region including Nepal, Vietnam, and Laos. As of September 9, 2009, Elixir Gaming had 1,334 gaming machine seats placed in eight venues of which 1,186 gaming machine seats were in operation in seven venues. In the Philippines, Elixir Gaming had 780 machine seats in operation in six venues (includes 150 machine seats in one venue that is still in a soft open phase),148 machine seats placed in one venue subject to temporary closure, and a contract to add approximately 150 machine seats in one new venue by the end of October. In Cambodia, Elixir Gaming had 406 machine seats in operation at one location, NagaWorld, a wholly-owned subsidiary of Hong Kong listed NagaCorp Ltd. (HKSE:3918). Elixir Gaming and NagaWorld jointly operate these machines and share in the net WUD and certain operating costs. Elixir Gaming has a contract to add 34 machine seats at NagaWorld in the next several weeks and has an option to place another 200 machine seats by December 31, 2009.

8 3. Business Divisions 3.1 Gaming Participation Business NagaWorld – A Success Story Electronic gaming machine seats at NagaWorld ramped up from approximately 200 at the end of January 2009 to 240 at the end of April 2009 to 406 as of September 9, 2009. Average WUD improved significantly in the initial ramp up period from $39 in February to $204 in June on a growing installed machine base. Average monthly WUD has continued to trend above $200 for July and August of 2009.

9 3. Business Divisions 3.1 Gaming Participation Business Philippines Stable growth over the last six quarters as venues mature and despite temporary dilutive impact to average WUD when new venues are added. Targeted marketing and promotion programs (e.g., loyalty programs) and gaming machine floor optimization initiatives (e.g., game floor mix) underway to drive long-term WUD improvements in Elixir Gaming’s venues in the Philippines. Average WUD in the first part of the third quarter 2009 was negatively impacted by normal seasonal weakness in the summer months and adverse weather conditions. However, the trend has been improving in recent weeks. Average WUD Performance in Philippine Venues

3. Business Divisions

3.2 Gaming Participation Business Existing Market Profile

Philippines

2004-2008E GDP CAGR	Population (M)	World Share Slots 2006	Total Slots 2006	World Share Slots 2008	Total Slots (Sept '09E)	% Change 2006-2009E	People Per Slot Machine
4.4%	90.3	0.07%	5,299	0.09%	6,603	25%	13,793

- Philippines is the fifth largest country in Asia.
- Strong regulated market with growing gaming acceptance.
- Elixir Gaming focuses on Greater Manila; Clark special economic tourism zone; and coastal towns and tourist islands (15% of total market).

Cambodia

2004-2008E GDP Growth	Population (M)	World Share Slots 2006	Total Slots 2006	World Share Slots 2008	Total Slots (Sept '09E)	% Change 2006-2009E	People Per Slot Machine
8.0%	13.7	0.02%	1,662	0.05%	<1,000*	-40%	13,700

- Gaming market historically centered on Phnom Penh, which targets tourists (over 2 million estimated visitors in 2008) and large population of foreigners living in the area.
- Elixir Gaming focuses on NagaWorld, which holds the exclusive casino license in the Phnom Penh area and is the only operating gaming establishment in the Phnom Penh area after recent government directives.

** Government directives issued in December 2008 and February 2009 resulted in the closure of approximately 70 slot clubs in the Phnom Penh area.*

Source: IMF and World Count of Gaming Machines 2008, April 2008; Elixir Gaming Technologies estimates

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11 3. Business Divisions Mega coastal casino resorts under development to target tourists (4.3M international tourists in 2008). Vietnam Source: IMF and World Count of Gaming Machines 2008, April 2008, Elixir Gaming Technologies estimates Laos PDR 3.3 Gaming Participation Business Target Market Profile 2004-2008E GDP Growth Population (M) World Share Slots 2006 Total Slots 2006 World Share Slots 2008 Total Slots (Sept ‘09E) % Change 2006-2009E People Per Slot Machine 6.2% 86.3 0.00% 170 0.00% 370 118% 230,438 2004-2008E GDP Growth Population (M) World Share Slots 2006 Total Slots 2006 World Share Slots 2008 Total Slots (Sept ’09E) % Change 2006-2009E People Per Slot Machine 6.0% 6.3 0.00% 150 0.00% 600+ 300% 10,500 2004-2008E GDP Growth Population (M) World Share Slots 2006 Total Slots 2006 World Share Slots 2008 Total Slots (Sept ’09E) % Change 2006-2009E People Per Slot Machine 3.4% 66.4 0.00% 0 0.00% 0 0% 0 Thailand Government policies favor gaming investments. Ongoing discussions to legalize gambling.

12 3. Business Divisions 3.4 Competitive Advantages Experienced management team with strong relationships across Asia. Understanding of the regulatory, political, and social dynamics Offers a total slot machines solution. Elixir Gaming is the recognized turnkey slot machine operation provider in its markets offering the necessary infrastructure and operational expertise Significant barriers to entry for major U.S.-regulated gaming equipment suppliers. Long-term participation contracts help to solidify customer relationships and Elixir Gaming’s strong market position. Provide access to premium products in Elixir Gaming contracted venues by placing gaming equipment from major suppliers such as Aristocrat, WMS, IGT, and Ballys.

13 3. Business Divisions 3.5 Philippine Venues

14 3. Business Divisions 3.6 Premier Club at NagaWorld

15 3. Business Divisions 3.7 Manufacturing of Gaming Chips Through Elixir Gaming’s wholly-owned subsidiary in Melbourne, Dolphin Products, the Company is one of the few manufacturers providing traditional and RFID* gaming chips to casinos around the globe. Elixir Gaming has patents or patent applications for the manufacture of RFID gaming chips and plaques, which cover a wide range of countries such as the U.S., Australia, and Macau. Dolphin’s customers include City of Dreams (Macau), Altira (Macau), Galaxy (Macau), Crown Casino (Melbourne), Burswood Casino (Perth), Starcity (Sydney), among others. * Gaming Partners International has an exclusive license on two patents, which expire in 2015, owned by IGT to make and sell in the U.S. RFID chips and readers for chip tracking. Patent Countries Covered 1 Improved Identification Token (RFID Chip) Australia / USA 2 Improved Identification Token (RFID Chip) UK 3 Improved Gaming Chip PCT / Macau 4 Improved Gaming Token (Plaque) Europe / Macau / Australia / Singapore / South Korea / The Philippines / USA

16 4. Experienced Management Team 4.1 Senior Management Clarence Chung – Chairman and Chief Executive Officer, Mr. Chung has extensive financial, operational, and gaming industry experience. Concurrent with his roles at Elixir Gaming, Mr. Chung is an executive director and the COO of Melco International Development Ltd. (HK:200) and is a director of Melco Crown Entertainment Limited (NASDAQ:MPEL). Previously, he served as the CFO at Melco and over the last 20 years has held senior financial positions at a number of multinational companies. Andy Tsui – Chief Accounting Officer, Mr. Tsui has ten years of financial management experience at U.S. listed companies. Prior to joining Elixir Gaming in July 2008, Mr. Tsui was the regional finance controller-Asia for Minteq International Inc., a wholly owned subsidiary of Minerals Technologies Inc. (NYSE: MTX). He is a certified public accountant in the U.S. Traci Mangini – Senior Vice President, Corporate Finance: Ms. Mangini has over ten years financial experience as an equity research analyst with a focus on the gaming industry. Prior to joining Elixir Gaming in June 2008, she held senior positions at several investment firms and most recently was a partner and senior research analyst at ThinkEquity, a Panmure Gordon Company responsible for coverage of companies in the domestic and international gaming sector.

17 4. Experienced Management Team 4.2 Senior Operations Team Antonio Hernandez - Country Manager Philippines: Mr. Hernandez has almost 40 years of managerial and executive experience in various industries, of which eight were dedicated to the gaming industry in the Philippines. Mr. Hernandez, who joined Elixir Gaming in August 2007, was one of the first employees of the company. Prior to Elixir Gaming, he was CEO and President of Games Amusement Management Entertainment Sports, Inc. (GAMES) where he was responsible for the research and development of the game Pulltabs for the exclusive use of PAGCOR. He also served as a sales and business development consultant in the gaming industry in the Philippines (that includes International Game Technology (NYSE:IGT) among others). Rolando Sanglay - Vice President of Systems and Projects: Mr. Sanglay has over ten years of experience in the gaming industry. Before joining Elixir Gaming in January 2008, he held positions as software test engineer, lead application engineer, senior systems project manager, and systems manager at International Game Technology- Asia Division (NYSE:IGT). Mr. Sanglay has assisted in opening a full-service games and systems manufacturer office in Asia and also managed a team of trainers, technicians, and engineers responsible for opening and supporting casino management systems at the largest resort casinos in Asia.

18 4. Experienced Management Team 4.2 Senior Operations Team Vijay Pillay – Head of Operations at Premier Club at NagaWorld, Cambodia: Mr. Pillay has ten years of gaming experience with electronic gaming machines. Prior to joining Elixir Gaming in August 2008, he was affiliated with RGB, an Asian supplier for gaming equipment and was an assistant regional manager at Futro Co. Ltd., a games manufacturer for which he oversaw the company’s operations in Cambodia. Henry Santiago - Game Analysis Manager: Mr. Santiago has over 20 years experience in gaming operations. Prior to joining Elixir Gaming in June 2008, he was a senior slot machine manager of Philippine Amusement and Gaming Corp. (PAGCOR) responsible for managing the operation of the Pavilion Branch and its seven satellite branches.

19 5. Business Expansion 5.1 Poised for Expansion After extensive repositioning and streamlining of the business over the past nine months, Elixir Gaming is poised for expansion with the right management team, required expertise, and business focus. Execution of existing new contracts are on target. Of the additional contracted 200 gaming machine seats in NagaWorld, approximately 170 were operational as of September 9, 2009 and the remainder are in the deployment process Open one new venue in the Philippines with approximately 150 gaming machine seats by the end of October 2009 Elixir Gaming plans to capitalize on its strong presence in the Philippines and Cambodia through the placement of additional machines with select partners. With approximately 600 gaming machines in inventory after existing contracts are fully deployed, Elixir Gaming is prepared for selective expansion With the economy in Asia showing signs of stabilization, Elixir Gaming is actively seeking expansion opportunities in other high-potential, under-penetrated Asian gaming markets such as Vietnam, Laos, and Nepal.

5. Business Expansion

5.2 Dolphin – the Under-exploited Asset

- Market potential for Dolphin RFID technology in gaming chips and plaques is significantly under-exploited.
  - Elixir Gaming estimates the size of the global gaming chip market to be over 100 million of which approximately 10-12% are RFID chips.
  - The adoption rate of RFID technology within gaming is growing.

- With manufacturing of RFID and non-RFID gaming chips only, Dolphin has achieved the following:

	2007	2008	1H:2009
No. of Chips Manufactuered	1,005,502	144,400	1,168,500
Sales (US$ 000's)	2,267	680	3,269
Gross Profit (US$ 000's)	453	116	1,396

- Dolphin is actively developing RFID plaques to complete its product offering to customers.
  - Plaques have a significantly higher profit margin than chips.

- Given our intellectual property, a complete product offering, and deep industry relationships, particularly in Asia, Dolphin is positioned to benefit from industry growth driven by the upgrade cycle to RFID and eventual gaming market expansion.

ELIXIR GAMING

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21 6. Financial Information 6.1 Improving Earnings Performance $US in thousands 2008 Q1 2009 Q2 2009 (Actual) (Actual) (Actual) Gaming Machine Participation Installed Machines at Period End 977 1,057 1,037 Revenue 3,433 946 1,743 Cost of Sales 9,071 3,110 2,600 Gross Profit / (Loss) (5,638) (2,164) (857) Table Game Products Revenue 1,805 78 3,191 Cost of Sales / (Gain) 2,132 (18) * 1,891 Gross Profit / (Loss) (327) 96 1,300 Non-Gaming Products Revenue 7,072 678 839 Cost of Sales 6,160 756 995 Gross Profit / (Loss) 912 (78) (156) Total Gross Profit / (Loss) (5,053) (2,146) 288 SG&A Expenses 15,282 2,597 1,831 Stock Option Expenses 2,594 202 244 Research and Development Expenses 969 55 75 Depreciation and Amortization 1,084 309 255 Restructuring Charges 666 499 89 Impairment of Assets / Asset Write-offs 2,119 - - EBIT (27,767) (5,808) (2,206) Other Income / (Expense) 603 (212) 610 Income Tax Benefit / (Expense) 209 (3) (296) Net Loss from Continuing Operations (26,955) (6,023) (1,893) Adjusted EBITDA ** (14,385) (2,493) 1,505 * Represents write back of inventory over provision. ** The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, and non-cash charges.

22 6. Financial Information 6.2 Strengthening Balance Sheet On July 1, 2009, Elixir Gaming entered into an agreement with Elixir International/Melco to amend the unsecured promissory note issued by the Company in April 2008 and amended in November 2008 to Elixir International. Under the amended note terms, Elixir Gaming will defer the repayment of principal and interest on the outstanding principal balance of the note of $9.2 million until July 2010. Interest at the previous rate of 5% will continue to accrue. These terms provide cash flow benefits to Elixir Gaming by reducing cash outlays approximately $1.6 million per quarter until July 2010 and improving financial flexibility enabling the Company to pursue growth opportunities. $US in thousands 6/30/2009 12/31/2008 (Unaudited) Current Assets: Cash and Cash Equilavents 9,515 $ 14,504 $ Current Portion of Accounts Receivable 2,673 1,336 Inventories 454 1,096 Other Current Assets 1,314 1,909 Total Current Assets 13,956 18,845 Gaming Participation Equipment 44,144 48,352 Intangible Assets 3,747 4,208 Other Non-Current Assets 4,431 5,009 Total Assets 66,278 $ 76,414 $ Current Liabilities: Accounts Payable 1,169 $ 807 $ Notes Payable to Related Party, Current Portion 6,033 5,884 Other Current Liabilities 2,294 4,564 Total Current Liabilities 9,496 11,255 Notes Payable to Related Party, Net of Current 3,131 6,185 Other Non-Current Liabilities 1,693 1,490 Total Liabilities 14,320 18,930 Total Stockholder's Equity 51,958 57,484 Total Liabilities & Stockholders 66,278 $ 76,414 $

23 7. Investment Considerations Asian gaming markets are under-served and poised for growth due to emerging middle and affluent classes with a strong propensity for gaming. Elixir Gaming has little viable competition. Only U.S.-listed company primarily focused on expanding Pan-Asian gaming slot markets Recurring daily revenue model offers compelling long-term cash flow potential. Success with partner NagaWorld in Cambodia provides strong revenue contribution and builds credibility for Elixir Gaming as an operator. Philippine operations have demonstrated overall improvement through growth in machine placements and WUD and new targeted marketing initiatives should drive long-term growth in average WUD. New senior management team with strong industry and regional knowledge and relationships. Selective growth utilizing attractive pipeline of business expansion opportunities.